UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2733

                         THE SALOMON BROTHERS FUND INC
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                     Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  December 31
Date of reporting period: June 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The SEMI-ANNUAL Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT
June 30, 2004


                              THE SALOMON BROTHERS
--------------------------------------------------------------------------------
                                    FUND INC

WHAT'S INSIDE

Letter from the Chairman.................................................     1

Major Portfolio Changes..................................................     5

Schedule of Investments..................................................     6

Statement of Assets and Liabilities......................................    11

Statement of Operations..................................................    12

Statements of Changes in Net Assets......................................    13

Notes to Financial Statements............................................    14

Financial Highlights.....................................................    18

Dividend Reinvestment Plan...............................................    19

Additional Shareholder Information.......................................    25

LETTER FROM THE CHAIRMAN                          [Picture
                                                   R. Jay Gerken]

                                                   R. Jay Gerken, CFA
                                                   Chairman, President
DEAR SHAREHOLDER,                                  and Chief Executive Officer

The first half of 2004 saw unusually calm securities markets in the U.S. The stock market traded in a narrow range throughout the year. The number of days the S&P 500 Index moved more than plus or minus 1% was the lowest since 1995. The positive news of strong corporate earnings growth was offset by a decline in the price-to-earnings multiple of the market as a whole. Concerns about a second- half economic slowdown, the efforts by the Chinese to slow their economy, and the Middle East violence have all been weighing on the stock market.

The U.S. markets rallied in June. Economic numbers continued to be quite good, but they were spotty rather than consistently strong. Auto sales fell to a 15.4 million rate after the better-than-expected 17.2 million rate in May. Consumer confidence rose to 101.5 from the 95.6 level in May. Jobless claims were essentially unchanged from May levels. Oil prices fell from over $38 per barrel to about $35.50 per barrel by month-end.

A lessening in the acceleration of U.S. economic growth eased concerns of a 50 basis-point /i/ increase in interest rates by the Federal Reserve. On June 30, 2004, rates were indeed increased by 25 basis points (equivalent to one-quarter of 1 percent). Real (inflation-adjusted) U.S. interest rates are currently a negative 75 basis points versus an historical average of positive 300 basis points. This has led the portfolio manager to take a negative stance on interest-rate- sensitive stocks, especially financial and retail companies.

FUND PERFORMANCE

Despite positive performance, The Salomon Brothers Fund Inc, underperformed both its benchmark, the unmanaged S&P 500 Index /ii/ and its Lipper core closed-end funds category average during the six months ended June 30, 2004. The fund returned 2.25%, based on its New York Stock Exchange ("NYSE") market price and 2.79% based on its net asset value ("NAV") /iii/ per share. The S&P 500 Index returned 3.44% and the fund's Lipper core funds category average was 3.34% over the same time frame. /iv/ Please note that Lipper performance returns are based on each fund's NAV.

During this six-month period, the fund distributed dividends to shareholders totaling $0.05 per share. The performance table on the following page shows the fund's annualized distribution yield as well as its six-month total return based on its NAV and market price as of June 30, 2004. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  1

MANAGER OVERVIEW

                              FUND PERFORMANCE
                             AS OF JUNE 30, 2004

                                  Annualized             Six-Month
                                 Distribution              Total
         Price Per Share            Yield                 Return

         $14.38 (NAV)               0.70%                  2.79%

         $12.25 (NYSE)              0.82%                  2.25%


        ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.

        Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund's current quarterly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current quarterly income dividend rate of $0.025. These yields are as of June 30, 2004 and are subject to change.



PERFORMANCE REVIEW

The fund's underperformance relative to its benchmark can be attributed to weak stock selection in the information technology and consumer discretionary sectors. However, the fund's performance was helped by select positions in the consumer staples, telecommunication services and industrial sectors. In terms of individual holdings, the fund's largest detractors from performance included positions in VIACOM INC., an entertainment company with operations in cable networks, television, radio, outdoor, entertainment and video, ALCOA INC., a producer of primary aluminum, fabricated aluminum and alumina, and ELECTRONIC DATA SYSTEMS CORP., a provider of information technology and business process outsourcing services. The fund's largest contributors to performance were overweight holdings in AT&T WIRELESS SERVICES INC., a provider of wireless voice and data services and products, ELAN CORP., PLC, a neuroscience-based biotechnology company, and THE BOEING CO., an aerospace company.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SECStaff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

--------------------------------------------------------------------------------
2                                                        2004 Semi-Annual Report

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol "SBF" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XSBFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial web sites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in The Salomon Brothers Fund Inc. We appreciate your confidence in our stewardship of your assets and we look forward to helping you achieve your financial goals.

Sincerely,

/S/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 20, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of June 30, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: General Electric Co. (3.79%), Microsoft Corporation (3.72%), Pfizer Inc. (3.13%), Exxon Mobil Corporation (2.91%), Bank of America Corp. (2.72%), Boeing Co. (2.34%), American International Group, Inc. (2.28%), Pepsico Inc. (2.26%), Procter and Gamble Co. (2.14%), and Wells Fargo & Co. (1.95%). Please refer to pages 6 through 10 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings as of June 30, 2004 were: Financials (19.00%); Information Technology (15.80%); Industrials (14.90%); Healthcare (14.10%); Consumer Discretionary (9.90%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i    A basis point is one one-hundredth (1/100 or 0.01) of one percent.

ii The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

iii NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.

iv Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 18 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  3

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002
         New York, New York 10286-1002

Take Advantage of the Fund's
Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan ("Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan begin on page 19 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock@ bankofny.com.

--------------------------------------------------------------------------------
4                                                        2004 Semi-Annual Report

MAJOR PORTFOLIO CHANGES (unaudited)     FOR THE THREE MONTHS ENDED JUNE 30, 2004


Additions 1                                                           Shares
--------------------------------------------------------------------------------
ADC Telecommunications, Inc.                                        1,454,500
--------------------------------------------------------------------------------
American Express Co.                                                   70,900
--------------------------------------------------------------------------------
The Boeing Co.                                                         85,000
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                   450,400
--------------------------------------------------------------------------------
Fisher Scientific International Inc.                                  243,000(2)
--------------------------------------------------------------------------------
Guidant Corp.                                                          55,300
--------------------------------------------------------------------------------
Intel Corp.                                                           380,200
--------------------------------------------------------------------------------
International Business Machines Corp.                                 159,600
--------------------------------------------------------------------------------
Microsoft Corp.                                                       402,500
--------------------------------------------------------------------------------
Nortel Networks Corp.                                               2,299,600
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.                                             136,600(2)
--------------------------------------------------------------------------------
Raytheon Co.                                                          424,200(2)
--------------------------------------------------------------------------------
Sepracor, Inc.                                                        209,500(2)
--------------------------------------------------------------------------------
Wachovia Corp.                                                         81,900
--------------------------------------------------------------------------------
Wyeth                                                                 326,500(2)
--------------------------------------------------------------------------------


Reductions                                                             Shares
--------------------------------------------------------------------------------
Altria Group, Inc.                                                     79,000
--------------------------------------------------------------------------------
Canadian National Railway Co.                                         282,750(3)
--------------------------------------------------------------------------------
Comcast Corp., Special Class A Shares                                 126,100
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                                172,500
--------------------------------------------------------------------------------
Eaton Corp.                                                           221,200(3)
--------------------------------------------------------------------------------
Guidant Corp.                                                          27,200
--------------------------------------------------------------------------------
The Home Depot, Inc.                                                  302,400(3)
--------------------------------------------------------------------------------
Infineon Technologies AG, ADR                                       1,332,000(3)
--------------------------------------------------------------------------------
Intel Corp.                                                           489,700
--------------------------------------------------------------------------------
Istar Financial Inc.                                                  102,600(3)
--------------------------------------------------------------------------------
Johnson & Johnson                                                     204,000(3)
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                                87,400
--------------------------------------------------------------------------------
McDonald's Corp.                                                      231,700
--------------------------------------------------------------------------------
Microchip Technology Inc.                                             256,700
--------------------------------------------------------------------------------
Millennium Chemicals Inc.                                             567,500(3)
--------------------------------------------------------------------------------
Motorola, Inc.                                                        855,300(3)
--------------------------------------------------------------------------------
Pfizer, Inc.                                                          179,600
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR                              116,600
--------------------------------------------------------------------------------

1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  5


SCHEDULE OF INVESTMENTS (unaudited)                                                               June 30, 2004


     SHARES                                            SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.4%

CONSUMER DISCRETIONARY -- 9.9%

Hotels, Restaurants & Leisure -- 0.8%
      406,400     McDonald's Corp.                                                                   $10,566,400
----------------------------------------------------------------------------------------------------------------
Household Durables -- 1.0%
       630,800    Newell Rubbermaid Inc.                                                              14,823,800
----------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail -- 1.1%
       541,000    InterActive Corp. (a) (b)                                                           16,305,740
----------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products -- 0.7%
       552,900    Mattel, Inc. (b)                                                                    10,090,425
----------------------------------------------------------------------------------------------------------------
Media -- 4.1%
                  Comcast Corp.:
       466,700      Class A Shares (a)                                                                13,081,601
       135,900      Special Class A Shares (a)                                                         3,752,199
     1,190,185    Liberty Media Corp., Class A Shares (a)                                             10,699,763
        59,509    Liberty Media International, Inc. (b)                                                2,207,784
       342,300    The News Corp. Ltd., ADR                                                            11,254,824
       477,700    Viacom Inc., Class B Shares                                                         17,063,444
----------------------------------------------------------------------------------------------------------------
                                                                                                      58,059,615
----------------------------------------------------------------------------------------------------------------
Multi-Line Retail -- 0.7%
       255,900     Costco Wholesale Corp. (a)                                                         10,509,813
----------------------------------------------------------------------------------------------------------------
Specialty Retail -- 1.5%
       416,900    Best Buy Co., Inc.                                                                  21,153,506
----------------------------------------------------------------------------------------------------------------
                  TOTAL CONSUMER DISCRETIONARY                                                       141,509,299
----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.0%

Beverages -- 2.3%
       601,100    PepsiCo, Inc.                                                                       32,387,268
----------------------------------------------------------------------------------------------------------------
Food Products -- 1.1%
       374,900    Kellogg Co.                                                                         15,689,565
----------------------------------------------------------------------------------------------------------------
Household Products -- 4.0%
       404,300    Kimberly-Clark Corp.                                                                26,635,284
       563,200    The Procter & Gamble Co.                                                            30,660,608
----------------------------------------------------------------------------------------------------------------
                                                                                                      57,295,892
----------------------------------------------------------------------------------------------------------------
Personal Products -- 1.1%
       319,100     The Estee Lauder Cos, Inc., Class A Shares                                         15,565,698
----------------------------------------------------------------------------------------------------------------
Tobacco -- 0.5%
       159,800    Altria Group, Inc.                                                                   7,997,990
----------------------------------------------------------------------------------------------------------------
                  TOTAL CONSUMER STAPLES                                                             128,936,413
----------------------------------------------------------------------------------------------------------------
ENERGY -- 7.6%

Energy -- 0.2%
           400    Gas Properties (100% owned) (c)                                                        280,872
                  Royalty Interest (c)                                                                 2,115,252
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,396,124
----------------------------------------------------------------------------------------------------------------

                                        See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
6                                                                                        2004 Semi-Annual Report


SCHEDULE OF INVESTMENTS (unaudited)(continued)                                                     June 30, 2004


     SHARES                                            SECURITY                                         VALUE
----------------------------------------------------------------------------------------------------------------
Energy Equipment & Services -- 1.8%
       518,300    ENSCO International Inc.                                                         $  15,082,530
       392,900    GlobalSantaFe Corp.                                                                 10,411,850
----------------------------------------------------------------------------------------------------------------
                                                                                                      25,494,380
----------------------------------------------------------------------------------------------------------------
Oil & Gas -- 5.6%
       132,600    ChevronTexaco Corp.                                                                 12,478,986
       937,800    Exxon Mobil Corp.                                                                   41,647,698
       271,500    TotalFinaElf S.A., ADR                                                              26,085,720
----------------------------------------------------------------------------------------------------------------
                                                                                                      80,212,404
----------------------------------------------------------------------------------------------------------------
                  TOTAL ENERGY                                                                       108,102,908
----------------------------------------------------------------------------------------------------------------
FINANCIALS -- 19.0%

Banks -- 9.8%
       460,272    Bank of America Corp.                                                               38,948,217
       356,000    The Bank of New York Co., Inc.                                                      10,494,880
       384,500    Bank One Corp.                                                                      19,609,500
       190,300    Comerica Inc.                                                                       10,443,664
       212,800    Fifth Third Bancorp.                                                                11,444,384
       384,300    U.S. Bancorp.                                                                       10,591,308
       233,200    Wachovia Corp.                                                                      10,377,400
       487,100    Wells Fargo & Co.                                                                   27,876,733
----------------------------------------------------------------------------------------------------------------
                                                                                                     139,786,086
----------------------------------------------------------------------------------------------------------------
Diversified Financials -- 5.4%
       352,000    American Express Co.                                                                18,085,760
       124,100    Freddie Mac                                                                          7,855,530
       198,100    The Goldman Sachs Group, Inc.                                                       18,653,096
       239,800    J.P. Morgan Chase & Co.                                                              9,297,046
       401,500    MBNA Corp.                                                                          10,354,685
       233,800    Merrill Lynch & Co., Inc.                                                           12,620,524
----------------------------------------------------------------------------------------------------------------
                                                                                                      76,866,641
----------------------------------------------------------------------------------------------------------------
Insurance -- 3.8%
       458,100    American International Group, Inc.                                                  32,653,368
           129    Berkshire Hathaway Inc., Class A Shares (a)                                         11,474,550
       159,700    The Chubb Corp. (b)                                                                 10,888,346
----------------------------------------------------------------------------------------------------------------
                                                                                                      55,016,264
----------------------------------------------------------------------------------------------------------------
                  TOTAL FINANCIALS                                                                   271,668,991
----------------------------------------------------------------------------------------------------------------
HEALTHCARE -- 14.1%

Biotechnology -- 1.8%
       293,636    Amgen Inc. (a)                                                                      16,023,716
       136,600    OSI Pharmaceuticals, Inc. (a)(b)                                                     9,622,104
----------------------------------------------------------------------------------------------------------------
                                                                                                      25,645,820
----------------------------------------------------------------------------------------------------------------
Healthcare Equipment & Supplies -- 2.1%
       243,000    Fisher Scientific International Inc. (b)                                            14,033,250
       292,200    Guidant Corp.                                                                       16,328,136
----------------------------------------------------------------------------------------------------------------
                                                                                                      30,361,386
----------------------------------------------------------------------------------------------------------------
Healthcare Providers & Services -- 1.0%
       161,100    Anthem, Inc. (a)(b)                                                                 14,428,116
----------------------------------------------------------------------------------------------------------------

                                         See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                  7



SCHEDULE OF INVESTMENTS (unaudited)(continued)                                                     June 30, 2004


     SHARES                                            SECURITY                                         VALUE
----------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 9.2%
       463,100    GlaxoSmithKline PLC, ADR (b)                                                     $  19,200,126
     1,305,900    Pfizer Inc.                                                                         44,766,252
       932,800    Schering-Plough Corp.                                                               17,238,144
       209,500    Sepracor, Inc. (b)                                                                  11,082,550
       395,900    Teva Pharmaceutical Industries Ltd., ADR (b)                                        26,640,111
       326,500    Wyeth                                                                               11,806,240
                                                                                                     130,733,423
----------------------------------------------------------------------------------------------------------------
                  TOTAL HEALTHCARE                                                                   201,168,745
----------------------------------------------------------------------------------------------------------------
INDUSTRIALS -- 14.9%

Aerospace & Defense -- 4.2%
       655,800    The Boeing Co.                                                                      33,504,822
       232,500    Lockheed Martin Corp.                                                               12,108,600
       424,200    Raytheon Co.                                                                        15,173,634
----------------------------------------------------------------------------------------------------------------
                                                                                                      60,787,056
----------------------------------------------------------------------------------------------------------------
Building Products -- 1.1%
       409,200    American Standard Cos., Inc. (a)                                                    16,494,852
----------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies -- 2.5%
       214,500    Avery Dennison Corp. (b)                                                            13,730,145
       426,700    Paychex, Inc.                                                                       14,456,596
       230,700    Waste Management, Inc.                                                               7,070,955
----------------------------------------------------------------------------------------------------------------
                                                                                                      35,257,696
----------------------------------------------------------------------------------------------------------------
Industrial Conglomerates -- 6.4%
     1,675,400    General Electric Co.                                                                54,282,960
       460,200    Honeywell International Inc.                                                        16,857,126
       621,100    Tyco International Ltd.                                                             20,583,254
----------------------------------------------------------------------------------------------------------------
                                                                                                      91,723,340
----------------------------------------------------------------------------------------------------------------
Machinery -- 0.7%
       246,400    Navistar International Corp. (a)(b)                                                  9,550,464
----------------------------------------------------------------------------------------------------------------
                  TOTAL INDUSTRIALS                                                                  213,813,408
----------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 15.8%

Communications Equipment -- 4.5%
     6,378,900    ADC Telecommunications, Inc. (a)                                                    18,116,076
       925,000    Cisco Systems, Inc.  (a)                                                            21,922,500
     4,914,500    Nortel Networks Corp. (a)                                                           24,523,355
----------------------------------------------------------------------------------------------------------------
                                                                                                      64,561,931
----------------------------------------------------------------------------------------------------------------
Computers & Peripherals -- 4.2%
       586,000    Dell Inc. (a)                                                                       20,990,520
       770,900    Hewlett-Packard Co.                                                                 16,265,990
       272,300    International Business Machines Corp.                                               24,003,245
----------------------------------------------------------------------------------------------------------------
                                                                                                      61,259,755
----------------------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 1.9%
       848,000    Intel Corp.                                                                         23,404,800
       108,800    Microchip Technology Inc.                                                            3,431,552
----------------------------------------------------------------------------------------------------------------
                                                                                                      26,836,352
----------------------------------------------------------------------------------------------------------------

                                           See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
8                                                                                        2004 Semi-Annual Report


SCHEDULE OF INVESTMENTS (unaudited)(continued)                                                     June 30, 2004


     SHARES                                            SECURITY                                         VALUE
----------------------------------------------------------------------------------------------------------------
Software -- 5.2%
       656,700    BMC Software, Inc.  (a)(b)                                                       $  12,148,950
     1,864,600    Microsoft Corp.                                                                     53,252,976
       742,000    Oracle Corp. (a)                                                                     8,852,060
----------------------------------------------------------------------------------------------------------------
                                                                                                      74,253,986
----------------------------------------------------------------------------------------------------------------
                  TOTAL INFORMATION TECHNOLOGY                                                       226,912,024
----------------------------------------------------------------------------------------------------------------
MATERIALS -- 4.0%
Containers & Packaging -- 0.6%
       400,200    Smurfit-Stone Container Corp. (a)(b)                                                 7,983,990
----------------------------------------------------------------------------------------------------------------
Metals & Mining -- 2.1%
       616,400    Alcoa Inc.                                                                          20,359,692
       480,000    Barrick Gold Corp.                                                                   9,480,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      29,839,692
----------------------------------------------------------------------------------------------------------------
Paper & Forest Products -- 1.3%
       424,500    International Paper Co.                                                             18,975,150
----------------------------------------------------------------------------------------------------------------
                  TOTAL MATERIALS                                                                     56,798,832
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.4%

Wireless Telecommunication Services -- 1.4%
     1,398,900    AT&T Wireless Services Inc. (a)                                                     20,032,248
----------------------------------------------------------------------------------------------------------------
UTILITIES -- 2.7%

Electric Utilities -- 0.8%
       313,700    FirstEnergy Corp. (b)                                                               11,735,517
----------------------------------------------------------------------------------------------------------------
Gas Utilities -- 1.0%
     1,764,900    El Paso Corp. (b)                                                                   13,907,412
----------------------------------------------------------------------------------------------------------------
Multi-Utilities -- 0.9%
       619,500    NiSource Inc.                                                                       12,774,090
----------------------------------------------------------------------------------------------------------------
                  TOTAL UTILITIES                                                                     38,417,019
----------------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $1,136,386,403)                                                         1,407,359,887
----------------------------------------------------------------------------------------------------------------


                                            See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                  9


SCHEDULE OF INVESTMENTS (unaudited)(continued)                                                     June 30, 2004

      FACE
     AMOUNT                                            SECURITY                                         VALUE
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%

   $23,394,000    Bank of America Corp. dated 6/30/04, 1.040% due 7/1/04;
                    Proceeds at maturity -- $23,394,910; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 5.750%
                    due 11/12/04 to 6/1/17; Market value -- $23,861,968)
                    (Cost -- $23,394,000)                                                         $   23,394,000
----------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100.0%
                  (Cost -- $1,159,780,403)                                                        $1,430,753,887
----------------------------------------------------------------------------------------------------------------
LOAN SECURITIES COLLATERAL

    85,487,100    State Street Navigator Securities Lending Trust Prime Portfolio
                  (Cost -- $85,487,100)                                                           $   85,487,100
----------------------------------------------------------------------------------------------------------------


(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 4).
(c) Fair value determined pursuant to procedures established by the Board of Directors.

    Abbreviation used in this schedule:
    -----------------------------------
    ADR - American Depositary Receipt



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                                       2004 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES (unaudited)                    June 30, 2004


ASSETS:
     Investments, at value (Cost -- $1,159,780,403)                                 $1,430,753,887
     Loaned securities collateral, at value (Cost -- $85,487,100) (Note 4)              85,487,100
     Cash                                                                                      804
     Receivable for securities sold                                                      5,053,364
     Dividends and interest receivable                                                   2,225,345
--------------------------------------------------------------------------------------------------
     Total Assets                                                                    1,523,520,500
--------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for loaned securities collateral (Note 4)                                  85,487,100
     Payable for securities purchased                                                    3,584,542
     Management fee payable                                                              1,863,565
     Accrued expenses                                                                      388,995
--------------------------------------------------------------------------------------------------
     Total Liabilities                                                                  91,324,202
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,432,196,298
--------------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                                    $   99,573,334
     Capital paid in excess of par value                                             1,157,569,876
     Undistributed net investment income                                                 2,351,981
     Accumulated net realized loss from investment transactions                        (98,272,377)
     Net unrealized appreciation of investments                                        270,973,484
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,432,196,298
--------------------------------------------------------------------------------------------------
Shares Outstanding ($1.00 par value, 125,000,000 shares authorized)                     99,573,334
--------------------------------------------------------------------------------------------------
Net Asset Value, per share                                                                  $14.38
--------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 11

STATEMENT OF OPERATIONS (unaudited)       FOR THE SIX MONTHS ENDED June 30, 2004


INVESTMENT INCOME:
     Dividends                                                                        $ 10,930,927
     Oil royalties                                                                         380,916
     Interest                                                                              174,475
     Less: Foreign withholding tax                                                        (155,175)
--------------------------------------------------------------------------------------------------
     Total Investment Income                                                            11,331,143
--------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                            3,821,782
     Shareholder communications                                                            153,923
     Transfer agency services                                                              134,008
     Audit and legal                                                                        61,330
     Directors' fees                                                                        48,384
     Custody                                                                                31,220
     Stock certificates and listing fees                                                    29,902
     Insurance                                                                               7,602
     Other                                                                                  30,817
--------------------------------------------------------------------------------------------------
     Total Expenses                                                                      4,318,968
--------------------------------------------------------------------------------------------------
Net Investment Income                                                                    7,012,175
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net Realized Gain From Investment Transactions (excluding short-term investments):
        Proceeds from sales                                                            360,533,707
        Cost of securities sold                                                        289,804,671
--------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                  70,729,036
--------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                                            310,542,692
        End of period                                                                  270,973,484
--------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                                           (39,569,208)
--------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                 31,159,828
--------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                $ 38,172,003
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                                       2004 Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS


For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

                                                                                                2004                   2003
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                               $   7,012,175          $  13,450,176
     Net realized gain (loss)                                                               70,729,036            (43,696,511)
     Increase (decrease) in net unrealized appreciation                                    (39,569,208)           371,016,577
-----------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                                 38,172,003            340,770,242
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                  (4,989,520)           (12,897,805)
-----------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                              (4,989,520)           (12,897,805)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
     Repurchase of capital stock                                                            (4,614,535)            (6,238,506)
-----------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                                    (4,614,535)            (6,238,506)
-----------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                      28,567,948            321,633,931

NET ASSETS:
     Beginning of period                                                                 1,403,628,350          1,081,994,419
-----------------------------------------------------------------------------------------------------------------------------
     End of period*                                                                     $1,432,196,298         $1,403,628,350
-----------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                                          $2,351,981               $329,326
-----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 13

NOTES TO FINANCIAL STATEMENTS (unaudited)


1.  Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAPrequires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(B) FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

(C) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(D) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
14                                                       2004 Semi-Annual Report

(E) OTHER. Securities transactions are recorded as of the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount, market discount and premium on securities purchased is accreted or amortized on an effective yield basis over the life of the security.

2.  Management Fee and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc., ("Citigroup") acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between the investment manager and SBFM.

The Fund pays SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                       Annual Fee Rate
------------------------------------------------------------------------------
First $350 million                                                      0.650%
Next $150 million                                                       0.550
Next $250 million                                                       0.525
Next $250 million                                                       0.500
Over $1 billion                                                         0.450
------------------------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 2003, the S&P 500 Index exceeded the Fund's performance by 0.37%. For the rolling one year periods ended June 30, 2003, September 30, 2003 and December 31, 2003, the Fund's performance exceeded the S&P 500 Index by 1.05%, 1.48% and 3.26%, respectively. This resulted in a total increase of the base management fee of $169,685. For the rolling one year period endedMarch 31, 2004, the Fund's performance exceeded the S&P 500 Index by 2.16%. For the rolling one year period ended June 30, 2004, the S&P 500 Index exceeded the Fund's performance by 0.89%. This resulted in a total increase of the base management fee of $70,022.

There were no brokerage commissions paid to Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, and its affiliates for investment transactions executed on behalf of the Fund dur ing the six months ended June 30, 2004.

Certain officers and/or Directors of the Fund are also officers and/or directors of the investment manager.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 15

3.  Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $342,646,764
--------------------------------------------------------------------------------
Sales                                                               360,533,707
--------------------------------------------------------------------------------

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $282,124,008
Gross unrealized depreciation                                       (11,150,524)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $270,973,484
--------------------------------------------------------------------------------

4.  Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2004, the Fund loaned securities having a market value of $84,338,589. The Fund received cash collateral amounting to $85,487,100 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. Income earned by the Fund from securities lending for the six months ended June 30, 2004 was $98,497.

5.  Capital Shares

On July 17, 2002, the Fund's Board of Directors approved a share repurchase plan. The Fund was authorized to repurchase up to one million shares. On July 25, 2002, the Fund commenced this share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased 1,000,000 shares with a total cost of $9,266,557 at the weighted average discount of 14.61% per share. The Fund completed the authorized amount on April 7, 2004. For the period January 1, 2004 to April 7, 2004, the Fund repurchased 19,600 shares with a total cost of $240,770.

On March 19, 2003, the Fund's Board of Directors approved a subsequent share repurchase plan authorizing a repurchase of up to an additional one million shares. On April 7, 2004, the Fund commenced this share plan. For the period April 7, 2004 to June 30, 2004, the Fund repurchased 364,700 shares with a total cost of $4,373,765 at the weighted average discount of 14.96% per share.

--------------------------------------------------------------------------------
16                                                       2004 Semi-Annual Report

6.  Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub-transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 17

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:


                                                     2004(1)        2003           2002          2001          2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $14.04        $10.75        $14.07        $16.27        $19.24      $18.76
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                0.07          0.13          0.11          0.11          0.14        0.18
   Net realized and unrealized gain (loss)              0.31          3.28         (3.26)        (1.87)        (0.46)       4.08
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     0.38          3.41         (3.15)        (1.76)        (0.32)       4.26
---------------------------------------------------------------------------------------------------------------------------------
Gain From Repurchase of Treasury Stock                  0.01          0.01          0.01          --              --          --
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               (0.05)        (0.13)        (0.11)        (0.11)        (0.13)      (0.17)
   Net realized gains                                    --             --         (0.07)        (0.33)        (2.41)      (3.63)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.05)        (0.13)        (0.18)        (0.44)        (2.54)      (3.80)
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value
   Due to Shares Issued on
   Reinvestment of Dividends                             --             --            --            --            --        0.02
---------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value
   Due to Shares Issued
   Through Rights Offering                               --             --            --            --         (0.10)         --
---------------------------------------------------------------------------------------------------------------------------------
Rights Offering Costs                                    --             --            --            --         (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $14.38        $14.04        $10.75        $14.07        $16.27      $19.24
---------------------------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Price                     2.25%++       33.5%        (25.4)%       (21.2)%        (8.0)%*     34.6%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                  $1,432        $1,404        $1,082        $1,420        $1,642      $1,820
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             0.61%+        0.64%         0.62%         0.62%         0.65%       0.56%
   Net investment income                                0.99+         1.12          0.86          0.76          0.71        0.90
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   25%           62%           47%           61%           76%         73%
---------------------------------------------------------------------------------------------------------------------------------
Market Price, End of Period                          $12.250       $12.030        $9.120       $12.420       $16.250     $20.375
---------------------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2004 (unaudited).
* Total market value return taking into consideration the Rights Offering would have been (7.7)%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.




--------------------------------------------------------------------------------
18                                                       2004 Semi-Annual Report

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS (unaudited)


Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You've already harnessed the wealth-building power of The Salomon Brothers Fund Inc ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan - available only to investors of SBF. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from SBF are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

     1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

     2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

     3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from/through SBF

The Cash Payment Plan allows investors in SBF to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.



--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 19

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of SBF, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the DR Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.


--------------------------------------------------------------------------------
20                                                       2004 Semi-Annual Report

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the DR Plan or change your reinvestment option by calling the Agent at this toll-free telephone number: 1-800-432-8224.

If you withdraw from the DR Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the DR Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

      The Bank of New York
      Investor Relations Department
      P.O. Box 11002
      New York, NY 10286-1002
      Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the DR Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the DR Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

Who is the "Agent" and what are its responsibilities?

The Bank of New York acts as the Agent for the SBF. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 21

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of SBF. The Agent will combine these shares with shares acquired through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the DR Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.


--------------------------------------------------------------------------------
22                                                       2004 Semi-Annual Report

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").
     (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.
     (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.
     (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of
          (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.
     (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.
     (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

--------------------------------------------------------------------------------

                          THE SALOMON BROTHERS FUND INC
                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC
                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

/  /(1) All net investment income dividends and capital gain distributions
        (short-term and long-term) payable to me shall be automatically reinvested

/ / (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

/ / (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 23

     It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

     The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.
     (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.
     (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes. If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:


                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11002
                           New York, New York 10286-1002
                           1-800-432-8224

     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                              THE BANK OF NEW YORK
                              P.O. Box 1958
                              Newark, NJ 07101-9774
                              Att: Dividend Reinvestment Department

                              DATED:_____________________, 20____


                          PLEASE SIGN, DATE AND RETURN
                           USING THE ENCLOSED ENVELOPE

                                                 -------------------------------
                                                 Signature


                                                 -------------------------------
                                                  Signature (if held jointly)

                Please sign exactly as your name(s)appear hereon.
                               THIS IS NOT A PROXY


--------------------------------------------------------------------------------
24                                                       2004 Semi-Annual Report

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)


RESULT OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of The Salomon Brothers Fund Inc was held on April 20, 2004, for the purpose of considering and voting upon the election of Directors and one shareholder proposal. The following table provides information concerning the matters voted upon at the Meeting:


1. ELECTION OF DIRECTORS

                                       Shares                        Shares
Nominees                              Voted For                     Withheld
--------------------------------------------------------------------------------
Andrew L. Breech                     69,794,468                     4,036,578
Carol L. Colman                      67,208,636                     5,622,410
William R. Dill                      68,655,956                     4,175,090
R. Jay Gerken                        67,207,278                     5,623,768
William R. Hutchinson                67,225,192                     5,605,854
Louis P. Mattis                      68,726,263                     4,104,783
Thomas F. Schlafly                   68,694,648                     4,136,398
--------------------------------------------------------------------------------

2. SHAREHOLDER PROPOSAL TO REQUEST THAT THE BOARD OF DIRECTORS CONSIDER LIQUIDATING THE FUND


      Shares                             Shares                      Shares
     Voted For                           Against                    Abstained
--------------------------------------------------------------------------------
     8,999,480                         29,005,309                  34,826,257
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 25

BOARD OF DIRECTORS

Andrew L. Breech

Carol L. Colman

William R. Dill

R. Jay Gerken, CFA, Chairman

William R. Hutchinson

Louis P. Mattis

Thomas F. Schlafly


ADDITIONAL INFORMATION (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-446-1013 and (2) on the SEC's website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.



--------------------------------------------------------------------------------
26                                                       2004 Semi-Annual Report

OFFICERS

R. Jay Gerken,                         CFA President and Chief Executive Officer

Andrew B. Shoup                        Senior Vice President and
                                           Chief Administrative Officer

Frances M. Guggino                     Chief Financial Officer and Treasurer

Michael A. Kagan                       Executive Vice President

Kevin Caliendo                         Executive Vice President

Andrew Beagley                         Chief Compliance Officer*

Joseph T. Volpe                        Controller

Robert I. Frenkel                      Secretary and Chief Legal Officer


--------
* As of July 26, 2004.



SERVICE PROVIDERS

Salomon Brothers Asset Management Inc  Investment Manager
399 Park Avenue
New York, New York 10022

The Bank of New York                   Transfer Agent
101 Barclay Street
New York, New York 10007

State Street Bank and Trust Company    Custodian
225 Franklin Street
Boston, Massachusetts 02110

Simpson Thacher & Bartlett LLP         Legal Counsel
425 Lexington Avenue
New York, New York 10017-3909

PricewaterhouseCoopers LLP             Independent Registered Public
1177 Avenue of the Americas            Accounting Firm
New York, New York 10036


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 27

                      (This page intentionally left blank.)

--------
SALOMON
--------
BROTHERS
--------
Asset Management

399 Park Avenue
New York, New York 10022

1-800-Salomon                                                   SBF
www.sbam.com                                                    Listed
                                                                NYSE



SBFSEMI 6/04
04-7055

ITEM 2.  CODE OF ETHICS.

         Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the

         Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.


ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)      Not applicable.

         (b)      Attached hereto.

                  Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                  Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

THE SALOMON BROTHERS FUND INC

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         THE SALOMON BROTHERS FUND INC

Date:    September 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         THE SALOMON BROTHERS FUND INC

Date:    September 9, 2004

By:      /s/ FRANCES M. GUGGINO
         FRANCES M. GUGGINO
         Chief Financial Officer of
         THE SALOMON BROTHERS FUND INC

Date:    September 9, 2004